EXHIBIT 10.17

PARTNERSHIP INTEREST PLEDGE AGREEMENT

This PLEDGE AGREEMENT (the “Agreement”) is made as of June 11, 2018, by PCG_Holdco UG (“PCG”), having an address at Walther Rathenau Str. 24 - 64646 Heppenheim, Germany (“Pledgor/Borrower”), in favor of [*] (“IDC/Lender”).

This Agreement is contingent upon the simultaneous full execution of the SPA.

RECITALS

WHEREAS, the Lender has agreed to make a loan to the Pledgor; and

WHEREAS, Pledgor shall own all outstanding Partnership Interests of PSM 20 GmbH & Co. KG. (“PSM”) upon the Closing Date of the SPA, and will benefit directly and indirectly from the loan; and

WHEREAS, it is a condition to the IDC making the loan to the Pledgor that the Pledgor executes and delivers this Pledge Agreement to IDC;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

1.1. “Collateral” means collectively (a) the Pledged Securities owned by the Pledgor and each addition, if any, thereto and each substitution, if any, therefor, in whole or in part, (b) the certificates, if any, representing such Pledged Securities, and (c) the dividends, cash, instruments and other property distributed in respect of and other proceeds of any of the foregoing.

1.2. “Event of Default” means an event or condition that constitutes an Event of Default, as defined in Section 5.1 hereof.

1.3. “Government Authority” means (a) any international, foreign, federal, state, county, local or municipal government or administrative agency or political subdivision thereof, or (b) any court or administrative tribunal with applicable jurisdiction.

1.4. “ Note” means the Promissory Note of even date herewith made by the Pledgor to IDC.

1.5. “Partnership Interests” means (a) Partnership Interests as defined in the SPA including (i) all economic rights including all rights to share in the profits and losses of PSM and all rights to receive distributions of the assets of PSM, and (ii) all governance rights, including all rights to vote, consent to action and otherwise participate in the management of, and (b) any other ownership or equity interests in PSM and warrants, options or other rights to acquire any such interests (including upon the conversion of indebtedness).

1.6. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, government, or any agency or political division thereof, or any other entity.

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1.7. “Pledged Securities” means all of the Partnership Interests owned by the Pledgor of PSM on the date hereof, and all additional Partnership Interests in PSM hereafter owned by the Pledgor from time to time or hereafter acquired by the Pledgor in any manner.

2. Security Interest. Pledgor hereby grants to IDC, for its benefit, a security interest in and an assignment of the Collateral as security for the payment and performance by Pledgor of the obligations under the Note. Upon the execution and delivery of this Agreement, Pledgor shall (i) execute and deliver appropriate transfer powers, in the form of the attached Exhibit A, with respect to the Pledged Securities, and (ii) if the Pledged Securities are certificated, deposit the certificate(s) evidencing such Pledged Securities and the aforesaid transfer powers with IDC. Pledgor authorizes IDC, at any time after the occurrence and only during the continuance of an Event of Default, to transfer the Pledged Securities into the name of IDC or its nominee, but IDC shall be under no duty to do so. Notwithstanding any provision or inference herein or elsewhere to the contrary, IDC shall have no right to vote the Pledged Securities at any time other than during the continuance of an Event of Default.

3. Representations and Warranties. Each Pledgor hereby represents and warrants to IDC as follows:

3.1. Pledgor is a company organized and validly existing under the laws of Germany, and has the company power and authority to enter into this Agreement and perform its obligations hereunder, including pledging the Collateral as contemplated hereby. The execution and delivery by Pledgor of this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and the performance of its obligations hereunder and thereunder, (i) have been duly authorized by all necessary limited liability company action, (ii) do not contravene (A) Pledgor’s certificate of formation, shareholders’ agreement or operating agreement, (B) any law, rule or regulation applicable to Pledgor, (C) any contractual restriction binding on or affecting Pledgor or its property, or (D) any order, writ, judgment, award, injunction or decree binding upon or affecting Pledgor or its property, and (iii) do not and will not result in or require the creation of any lien, encumbrance or other right or interest upon or with respect to any of its properties or assets (other than in favor of or for the benefit of IDC hereunder).

3.2. This Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms.

3.3. Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Collateral, and the Collateral is not subject to (i) any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant or other encumbrance whatsoever except for the security interest created by this Agreement or any security agreement securing IDC, (ii) any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor that would include the Collateral, except the security interest created by this Agreement or any security agreement securing IDC, or (iii) any restrictions or limitations other than as set forth in the SPA.

3.4. All of the Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable.

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3.5. No consent, license, permit, approval or authorization, filing or declaration with any Government Authority, and no consent of any other Person, is required to be obtained by the Pledgor in connection with the pledge of the Collateral hereunder, that has not been obtained or made, and is not in full force and effect.

3.6. The pledge, assignment and delivery of the Collateral hereunder creates a valid first lien on, and upon delivery of the certificates representing the Pledged Securities, a first perfected security interest in, the Collateral and the proceeds thereof. Pledgor has not granted any other liens on, or security interests in, the Collateral other than the security interest created by this Agreement or any security agreement securing IDC.

3.7. The Pledged Securities constitute all of the Pledged Securities owned by Pledgor.

4. Additional Covenants of Pledgor. Pledgor hereby covenants and agrees:

4.1. to defend the right, title and security interest of IDC in and to the Collateral and the proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all third parties, so long as this Agreement shall remain in effect;

4.2. not to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement, and any security agreement securing IDC;

4.3. not to vote the Pledged Securities in favor of, consent to, permit or otherwise approve (i) any amendment to the organization or operating documents of Issuer which would have a material adverse effect on the rights of IDC, (ii) the issuance by Issuer of any of its Partnership Interests, or (iii) the sale or other disposition by Issuer of a material portion of its assets; and

4.4. (i) upon the occurrence and during the continuance of an Event of Default, to cooperate, in good faith, with IDC and to do or cause to be done all such other acts as may be reasonably necessary to (A) enforce the rights of IDC under this Agreement with respect to the Collateral, and (B) make any sale or sales by IDC of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, and (ii) not to take any action, or to fail to take any action that would be materially adverse to the interest of IDC in the Collateral or IDC’s rights hereunder.

5. Events of Default.

5.1. Any of the following shall constitute an “Event of Default” under this Agreement if such event remains uncured for a period of thirty (30) days: (i) a default under the Note; (ii) any representation, warranty or statement made by Pledgor in or pursuant to this Agreement shall be intentionally false or misleading in any material respect; (iii) Pledgor shall fail or omit to perform or observe any agreement or covenant made by Pledgor in or pursuant to Section 4.2 or 4.3; or (iv) Pledgor shall fail or omit to perform or observe any other agreement or covenant made by Pledgor hereunder or the Note and such failure or omission to perform or observe such agreement or covenant shall not have been corrected within the cure period.

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5.2. Upon the occurrence and during the continuance of an Event of Default hereunder, (i) IDC, in its discretion, may sell, assign, transfer and deliver any of the Collateral, at any time, or from time to time, and (ii) all rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights which Pledgor would otherwise be entitled to exercise as the owners of the Pledged Securities shall cease and all such rights shall thereupon become vested in IDC who shall thereupon have the sole right to exercise such voting and other consensual rights. The Pledgor agrees that IDC shall have complete discretion to determine whether to proceed against any of the Collateral or any other collateral or security IDC may hold in respect of the Obligations, and waive any and all rights to require marshaling of assets in connection with any of the remedies available to IDC under this Agreement, the NIPA or the Notes. No prior notice need be given to Pledgor or to any other third party in the case of any sale of Collateral that IDC reasonably determines to be declining speedily in value or that is customarily sold in any securities exchange, over-the-counter market or other recognized market, but in any other case IDC shall give Pledgor no fewer than ten (10) days prior notice of either (A) the time and place of any public sale of the Collateral or (B) the time after which any private sale or other intended disposition thereof is to be made. Pledgor waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale. At any such public sale, IDC or any Noteholder may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights Pledgor hereby waive and release. After deducting all reasonable expenses related to such sale, and after paying all claims, if any, secured by liens having precedence over this Agreement, IDC may apply the net proceeds of each such sale to or toward the payment of the Obligations, whether or not then due, in such order and by such division as IDC in its sole discretion may deem advisable. In addition, IDC shall at all times have the right to obtain appraisals of the Collateral, and Pledgor shall pay the cost of such appraisals.

6. Attorney-In-Fact. Pledgor hereby appoints IDC, and empowers IDC to make, constitute and appoint any officer or agent of IDC as it may select in its exclusive discretion, as Pledgor’s true and lawful attorney-in-fact, with the power to endorse Pledgor’s name on all applications, documents, papers and instruments necessary for IDC to take actions with respect to the Collateral after the occurrence of an Event of Default, including, without limitation, actions necessary for IDC to assign, pledge, convey or otherwise transfer title in or dispose of such Collateral to any Person. This power of attorney is coupled with an interest and shall be irrevocable for the life of this Agreement.

7. Indemnification. Neither IDC nor any Noteholder shall be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under or with respect to any of the Collateral. Pledgor shall and does hereby agree to indemnify IDC for and to hold IDC harmless from and against any and all liability, loss or damage which IDC actually incurs under this Agreement or under or by reason of the assignment of the Collateral and of and from any and all claims and demands whatsoever which may be asserted against IDC by reason of any alleged obligations or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained herein or otherwise by reason of this Agreement (unless caused by the gross negligence or willful misconduct of IDC). Should IDC incur any such liability, loss or damage under or by reason of this Agreement, the assignment of the Collateral, or in the defense of any such claims or demands, the amount thereof including costs, expenses and reasonable attorney’s fees shall be deemed to be obligations secured hereby and Pledgor shall pay such amount to IDC upon demand.

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8. Costs and Expenses. If Pledgor fails to perform any of its obligations hereunder, IDC may do so in the name of Pledgor or IDC, but at Pledgor’s expense, and Pledgor hereby agrees to pay to IDC all expenses, including reasonable and documented attorneys’ fees, incurred by IDC in performing such obligations and/or protecting, defending and maintaining the Collateral. Without limiting the foregoing, any and all fees, costs and expenses, of whatever kind or nature, including the reasonable and documented attorneys’ fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or other costs of protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Pledgor upon request of IDC.

9. Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and delivered in person, by certified or registered mail, postage prepaid, return receipt requested, or by an internationally recognized courier service to the address for the recipient indicated on the first page hereof (or to such other address as a party may specify in a notice given in accordance with this Section 9).

10. Interpretation. Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that IDC or the Noteholders may have or acquire by operation of law, by other contract or otherwise. No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by IDC or the Noteholders shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by IDC or the Noteholders, either independently or concurrently with other rights, powers and privileges and as often and in such order as IDC or the Noteholders may deem expedient. No waiver or consent granted by IDC in respect of this Agreement shall be binding upon IDC unless specifically granted in writing, which writing shall be strictly construed.

11. Successors and Assigns. This Agreement shall be binding upon each Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable and exercisable by IDC and/or the Noteholders and their respective successors and assigns.

12. Severability. If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13. Termination. At such time as all Obligations shall have been irrevocably paid in full this Agreement shall automatically terminate. Upon such termination, IDC shall promptly execute and deliver to each Pledgor appropriate releases and transfer documents with respect to the Collateral.

14. Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

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15. Consent to Jurisdiction. Pledgor hereby agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the State of New York located in the County of New York, State of New York, or any federal court sitting in the Southern District of New York, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Pledgor by notice in accordance with the provisions of Section 9. Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

16. Jury Trial Waiver. PLEDGOR, BY EXECUTION HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT PLEDGOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO IDC TO ENTER INTO AND ACCEPT THIS AGREEMENT.

17. Commercial Transaction. Omit.

18. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Facsimile and pdf signatures shall be treated as original signatures.

19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledge receipt of a copy of this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Partner Interest Pledge Agreement as of the date first set forth above.

Company Name PCG_Holdco UG

Date	By:	/s/ Vincent Browne
Name
Title

By: /s/ _________

Name: Vincent Brown

Title: President

IDC

By [*]

By ________________________

[*]

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